UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

MARSHALL & ILSLEY CORPORATION

(Name of Registrant as Specified In Its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MARSHALL & ILSLEY CORPORATION

770 North Water Street

Milwaukee, Wisconsin 53202

___________________________

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

and

NOTICE OF ANNUAL MEETING

March 12, 2010

Proxy materials for the 2010 Annual Meeting of Shareholders of Marshall & Ilsley Corporation are now available on the Internet. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

Dear Shareholder,

The Annual Meeting will be held at the Cooley Auditorium on the Milwaukee Area Technical College campus, 1015 North 6th Street - 2nd Floor, Milwaukee, Wisconsin, on Tuesday, April 27, 2010 at 10:00 a.m., local time, for the following purposes:

(1)	To elect 14 individuals to serve as directors;

(2)	To approve the Marshall & Ilsley Corporation 2010 Equity Incentive Plan;

(3)	To ratify the appointment of Deloitte & Touche LLP to audit the financial statements of Marshall & Ilsley Corporation for the fiscal year ending December 31, 2010;

(4)	To approve a non-binding advisory proposal on the compensation of Marshall & Ilsley Corporation’s executive officers; and

(5)	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on March 1, 2010 are entitled to notice of and to vote at the Annual Meeting. This Notice also constitutes notice of the Annual Meeting.

Management recommends a vote “FOR” Proposals 1, 2, 3 and 4.

To access your proxy materials online, vote online or request to receive a paper or e-mail copy of your proxy materials, please see the instructions on the reverse side of this Notice.

Shareholders are cordially invited to attend the Annual Meeting and vote in person.

To obtain directions to attend the Annual Meeting and vote in person, please call Shareholder Relations at (414) 765-7700.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.micorp.com/2010proxyvote Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

You will need your COMPANY ID, PROXY NUMBER & ACCOUNT NUMBER in order to access your proxy materials online, vote online or request to receive a paper or email copy of your proxy materials.

The Proxy Materials are available for review at:

www.micorp.com/2010proxyvote

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

MARSHALL & ILSLEY CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to be Held on April 27, 2010

•

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting.

•	This communication is not a ballot and cannot be used to vote your shares.

•	The Company’s Proxy Statement and Annual Report to Shareholders are available at:

www.micorp.com/2010proxyvote

•

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 19, 2010 to facilitate timely delivery.

The following proxy materials are available for you to review online at www.micorp.com/2010proxyvote

•	the Notice and Proxy Statement for the Annual Meeting;

•	the Proxy Card; and

•	the Company’s Annual Report to Shareholders for the year ended December 31, 2009.

ACCESSING YOUR PROXY MATERIALS ONLINE
If you have access to the Internet, you can view your proxy materials and complete the voting process in a few easy steps:
Step 1:	Go to www.micorp.com/2010proxyvote
Step 2:	Click the appropriate button to view the Company’s proxy materials.
Step 3:	Make your selection as instructed to choose your delivery preferences and to VOTE.
Step 4:	Follow the instructions on the screen to log in.
You will not be required to provide any identifying information other than your COMPANY ID, PROXY NUMBER and ACCOUNT NUMBER to complete the voting process online.

OBTAINING A FREE PAPER OR E-MAIL COPY OF THE PROXY MATERIALS
If you prefer, you may request to receive your proxy materials for the Annual Meeting or for future annual meetings of the Company’s shareholders on paper or via e-mail in any of the following ways:
Telephone:	Call us toll-free at (888) 221-0690.
Internet:	Go to www.micorp.com/2010proxyvote and request a printed version of the materials.
E-mail:	Send a message to proxy@continentalstock.com with MICORP in the subject field and include your registered holder name, address and COMPANY ID, PROXY NUMBER and ACCOUNT NUMBER.